                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 28, 1999
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                     333-71045                  33-0639768
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



  27051 Towne Centre Drive, Suite 200
       Foothill Ranch, California                                    92610
(Address of Principal executive offices)                           (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-71045) filed with the Securities and Exchange Commission (the "Commission") on January 22, 1999, and Amendment No. 1 thereto filed with the Commission on February 12, 1999, pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated August 25, 1999 and the related Prospectus Supplement dated October 21, 1999, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1999-D, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

        The Offered Securities were sold to Salomon Smith Barney Inc. ("Salomon"), Chase Securities Inc. ("Chase Securities") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with Salomon and Chase Securities, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of October 21, 1999 (the "Underwriting Agreement") between the Registrant and Salomon, as representative of itself, Chase Securities and Merrill Lynch. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.3.

        The Notes were issued pursuant to an Indenture dated as of October 1, 1999 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1999-D (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.8.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of October 1, 1999 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.9.

        The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of October 1, 1999 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.4. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $172,577,090.48 (the "Initial Cut-Off Pool Balance") as of October 1, 1999 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before October 27, 1999

(the "Subsequent Cut-Off Date") with a total principal balance of $103,580,521.51 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Seller deposited $113,842,388.01 in a segregated trust account (the "Prefunding Account") to be used by the Trust to acquire additional Contracts (the "Prefunded Contracts") during the period from the Closing Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500.00, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (ii) the close of business on December 31, 1999.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS

     Aggregate principal balance.....................$172,577,090.48
     Number of Contracts......................................14,532
     Average principal balance outstanding................$11,875.66
     Average original amount financed.....................$12,013.59
     Original amount financed (range)........$1,155.00 to $81,791.60
     Weighted average APR.....................................15.09%
     APR (range).....................................6.48% to 25.00%
     Weighted average original term.......................56.76 mos.
     Original term (range).............................12 to 72 mos.
     Weighted average remaining term......................56.07 mos.
     Remaining term (range).............................6 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                              NUMBER
                                OF             % OF                              % OF INITIAL CUT-
                             INITIAL         INITIAL          PRINCIPAL                 OFF
  APR RANGE                 CONTRACTS       CONTRACTS          BALANCE             POOL BALANCE
  ---------                 ---------       ---------          -------             ------------
 0.000% to 7.000%.........         1            0.01      $      6,782.20               0.00
 7.001% TO 8.000%.........       331            2.28         5,474,912.56               3.17
 8.001% TO 9.000%.........       498            3.43         7,450,654.92               4.32
 9.001% TO 10.000%........       674            4.64         9,215,180.03               5.34
10.001% TO 11.000%........       608            4.18         7,902,185.58               4.58
11.001% TO 12.000%........       706            4.86         9,349,439.47               5.42
12.001% TO 13.000%........       862            5.93        10,723,738.10               6.21
13.001% TO 14.000%........     1,235            8.10        15,249,140.95               8.84
14.001% TO 15.000%........     1,424            9.80        17,635,739.71              10.22
15.001% TO 16.000%........     1,758           12.10        21,452,333.12              12.43
16.001% TO 17.000%........     1,689           11.62        20,070,418.07              11.63
17.001% TO 18.000%........     1,506           10.36        16,476,271.03               9.55
18.001% TO 19.000%........       926            6.37         9,809,834.00               5.68
19.001% TO 20.000%........       755            5.20         7,505,704.19               4.35
20.001% TO 21.000%........       998            6.87         9,985,144.10               5.79
OVER 21.000%..............       561            3.86         4,269,612.45               2.47
                              ------          ------       --------------             ------
          TOTALS..........    14,532          100.00*      172,577,090.48             100.00*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS


                         NUMBER
                           OF           % OF                               % OF
                        INITIAL        INITIAL       PRINCIPAL        INITIAL CUT-OFF
                       CONTRACTS      CONTRACTS       BALANCE           POOL BALANCE
                       ---------      ---------       -------           ------------
ARIZONA                    635           4.37      7,380,057.53             4.28
CALIFORNIA               4,261          29.32     53,563,904.59            31.04
COLORADO                   340           2.34      3,661,914.19             2.12
CONNECTICUT                  4           0.03         21,752.26             0.01
DELAWARE                    93           0.64      1,110,874.12             0.64
DISTRICT OF COLUMBIA         2           0.01         25,308.03             0.01
FLORIDA                  1,333           9.17     15,354,278.29             8.90
GEORGIA                    939           6.46     11,481,542.67             6.65
IDAHO                      175           1.20      1,793,222.42             1.04
ILLINOIS                 1,036           7.13     12,109,412.66             7.02
INDIANA                    321           2.21      3,574,098.40             2.07
IOWA                        70           0.48        773,207.84             0.45
KANSAS                       3           0.02         36,653.92             0.02
KENTUCKY                   160           1.10      1,688,630.98             0.98
MASSACHUSETTS                1           0.01         18,306.90             0.01
MICHIGAN                   898           6.18     10,473,601.83             6.07
MINNESOTA                    5           0.03         42,207.88             0.02
MISSISSIPPI                  3           0.02         40,904.93             0.02
MISSOURI                    50           0.34        532,752.99             0.31
MONTANA                     11           0.08        105,314.42             0.06
NEVADA                     386           2.66      4,305,165.14             2.49
NEW JERSEY                 915           6.30     10,940,638.70             6.34
NEW MEXICO                   1           0.01         14,929.11             0.01
NEW YORK                    26           0.18        256,894.10             0.15
NORTH CAROLINA             477           3.28      5,715,525.23             3.31
OHIO                         2           0.01         22,143.14             0.01
OKLAHOMA                    39           0.27        445,398.09             0.26
OREGON                     370           2.55      3,993,710.16             2.31
SOUTH CAROLINA             256           1.76      2,813,896.59             1.63
TENNESSEE                  288           1.98      3,287,306.67             1.90
TEXAS                      342           2.35      4,415,010.55             2.56
UTAH                        12           0.08        119,429.64             0.07
VIRGINIA                   550           3.78      7,077,621.71             4.10
WASHINGTON                 527           3.63      5,370,144.24             3.11
WISCONSIN                    1           0.01         11,330.56             0.01
                        ------         ------    --------------           ------

       TOTALS           14,532         100.00*   172,577,090.48           100.00*

----------------
* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:


                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

     Aggregate principal balance.....................$103,580,521.51
     Number of Contracts.......................................8,502
     Average principal balance outstanding................$12,183.08
     Average original amount financed.....................$12,183.08
     Original amount financed (range)........$1,557.79 to $46,000.00
     Weighted average APR.....................................14.77%
     Apr (range).....................................6.95% to 26.98%
     Weighted average original term............................56.84
     Original term (range).............................12 to 72 mos.
     Weighted average remaining term...........................56.70
     Remaining term (range)............................11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS


                              NUMBER
                                OF             % OF                              % OF SUBSEQUENT
                             INITIAL         INITIAL          PRINCIPAL              CUT-OFF
  APR RANGE                 CONTRACTS       CONTRACTS          BALANCE             POOL BALANCE
  ---------                 ---------       ---------          -------             ------------
 0.000% to 7.000%........          2            0.02           22,954.95               0.02
 7.001% TO 8.000%........        257            3.02        4,323,024.84               4.17
 8.001% TO 9.000%........        342            4.02        5,178,886.48               5.00
 9.001% TO 10.000%.......        475            5.59        6,503,651.92               6.28
10.001% TO 11.000%.......        407            4.79        5,482,247.64               5.29
11.001% TO 12.000%.......        474            5.59        6,447,751.53               6.22
12.001% TO 13.000%.......        528            6.21        6,824,574.11               6.59
13.001% TO 14.000%.......        635            7.47        8,259,945.78               7.97
14.001% TO 15.000%.......        798            9.39       10,132,877.33               9.78
15.001% TO 16.000%.......        968           11.39       12,125,778.86              11.71
16.001% TO 17.000%.......        943           11.09       11,222,316.07              10.83
17.001% TO 18.000%.......        840            9.88        9,231,162.92               8.91
18.001% TO 19.000%.......        531            6.25        5,667,107.87               5.47
19.001% TO 20.000%.......        434            5.10        4,499,245.41               4.34
20.001% TO 21.000%.......        529            6.22        5,321,907.03               5.14
OVER 21.000%.............        339            3.99        2,337,088.77               2.26
                               -----          ------      --------------             ------
          TOTALS.........      8,502          100.00*     103,580,521.51             100.00*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS


                         NUMBER
                           OF           % OF                                  % OF SUBSEQUENT
                        INITIAL       INITIAL                PRINCIPAL            CUT-OFF
                       CONTRACTS     CONTRACTS                BALANCE           POOL BALANCE
                       ---------     ---------                -------           ------------
ARIZONA                    389           4.58               4,575,586.73             4.42
CALIFORNIA               2,424          28.51              31,518,548.79            30.43
COLORADO                   204           2.40               2,184,631.26             2.11
DELAWARE                    70           0.82                 865,365.85             0.84
FLORIDA                    764           8.99               9,251,203.21             8.93
GEORGIA                    544           6.40               6,713,811.52             6.48
IDAHO                      140           1.65               1,450,186.37             1.40
ILLINOIS                   597           7.02               7,170,429.39             6.92
INDIANA                    218           2.56               2,459,025.41             2.37
IOWA                        42           0.49                 443,589.03             0.43
KENTUCKY                    93           1.09               1,034,866.01             1.00
MICHIGAN                   495           5.82               5,793,541.53             5.59
MISSISSIPPI                  1           0.01                  23,572.51             0.02
MISSOURI                    35           0.41                 429,232.87             0.41
MONTANA                      5           0.06                  55,065.45             0.05
NEVADA                     212           2.49               2,560,752.73             2.47
NEW JERSEY                 529           6.22               6,330,038.16             6.11
NEW YORK                     1           0.01                  14,179.10             0.01
NORTH CAROLINA             372           4.38               4,595,403.11             4.44
OKLAHOMA                    28           0.33                 354,572.75             0.34
OREGON                     270           3.18               2,936,893.66             2.84
SOUTH CAROLINA             163           1.92               1,855,426.51             1.79
TENNESSEE                  136           1.60               1,577,638.47             1.52
TEXAS                      130           1.53               1,674,315.87             1.62
UTAH                         4           0.05                  39,981.35             0.04
VIRGINIA                   294           3.46               3,878,046.64             3.74
WASHINGTON                 341           4.01               3,781,925.23             3.65
                         -----         ------             --------------           ------
       TOTALS            8,502         100.00*            103,580,521.51           100.00*

----------------
* Percentages may not add to 100% because of rounding.

Item 7.        Financial Statements and Exhibits.

        (C)    Exhibits

               Exhibit No.   Description
               -----------   -----------

                   1.3 Underwriting Agreement dated as of October 21, 1999 by and among the Registrant and Salomon, as representative of the Underwriters

                   4.8       Indenture dated as of October 1, 1999 between Onyx
                             Acceptance Owner Trust 1999-D and the Chase
                             Manhattan Bank, as Indenture Trustee

                   4.9 Trust Agreement dated as of October 1, 1999 among the Registrant, as Depositor, Bankers Trust
                             (Delaware), as Owner Trustee, and the Chase
                             Manhattan Bank, as Trust Agent

                   10.4      Sale and Servicing Agreement dated as of October 1,
                             1999 among the Registrant, as Seller, Onyx
                             Acceptance Corporation, as Servicer and Custodian, and the Chase Manhattan Bank, as Indenture Trustee and Trust Agent

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ONYX ACCEPTANCE FINANCIAL
                                           CORPORATION



October 28, 1999                        By:  /s/ MICHAEL A. KRAHELSKI
                                            ------------------------------------
                                                 Michael A. Krahelski,
                                                 Senior Vice President

                                 Exhibit Index

               Exhibit No.   Description
               -----------   -----------

                   1.3 Underwriting Agreement dated as of October 21, 1999 by and among the Registrant and Salomon, as representative of the Underwriters

                   4.8       Indenture dated as of October 1, 1999 between Onyx
                             Acceptance Owner Trust 1999-D and the Chase
                             Manhattan Bank, as Indenture Trustee

                   4.9 Trust Agreement dated as of October 1, 1999 among the Registrant, as Depositor, Bankers Trust
                             (Delaware), as Owner Trustee, and the Chase
                             Manhattan Bank, as Trust Agent

                   10.4      Sale and Servicing Agreement dated as of October 1,
                             1999 among the Registrant, as Seller, Onyx
                             Acceptance Corporation, as Servicer and Custodian, and the Chase Manhattan Bank, as Indenture Trustee and Trust Agent